AMENDMENT NO. 6
TO
LOAN AGREEMENT
THIS AMENDMENT NO. 6 TO LOAN AGREEMENT (this “Amendment”) is entered into as of November 11, 2014, by and among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (in its individual capacity, “US Borrower”), and as borrowing agent (in such capacity, “Borrowing Agent”), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation (“Canadian Borrower”) (US Borrower and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), the other persons designated as “Loan Parties”, certain of the Lenders party to the Loan Agreement (as defined below), and ALLY BANK, a Utah state bank (successor to Ally Commercial Finance LLC, a Delaware limited liability company) (in its individual capacity, “Ally”), as administrative and collateral agent (in such capacity, “Agent”) and as funding and disbursement agent with respect to the Canadian Revolving Loans (in such capacity, “Canadian Agent”).
BACKGROUND
WHEREAS, Borrowers, the other Loan Parties, Agent, Canadian Agent, and Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations;
WHEREAS, Borrowing Agent has requested that Agent, Canadian Agent, and Required Lenders make certain amendments to the Loan Agreement, and Agent, Canadian Agent, and the Required Lenders party hereto are willing to amend the Loan Agreement on the terms and conditions hereafter set forth.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent, Canadian Agent, and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
2.    Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:
(a)    Paragraph (A) to the Financial Covenants Rider shall be amended by deleting such Paragraph (A) and substituting therefor the following:
A.    Minimum Adjusted EBITDA. Commencing with the Fiscal Quarter ending June 30, 2010, US Borrower and its Subsidiaries on a consolidated basis shall have Adjusted EBITDA of not less than the amounts set forth below for the applicable

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Fiscal Quarter set forth below ending on the last day of each such Fiscal Quarter, tested on a rolling four Fiscal Quarter basis:

Period	Adjusted EBITDA
June 30, 2010	$155,000,000
September 30, 2010	$165,000,000
December 31, 2010	$170,000,000
March 31, 2011	$170,000,000
June 30, 2011	$180,000,000
September 30, 2011	$190,000,000
December 31, 2011	$195,000,000
March 31, 2012 through and including September 30, 2014	$200,000,000
December 31, 2014 and each Fiscal Quarter ending thereafter	$165,000,000

(b)    Section 5.11 of the Loan Agreement shall be amended by deleting such Section in its entirety and by substituting therefor the following:

5.11
Inspection; Field Review; Independent Determination Report; Lender Meeting. Upon three (3) Business Days’ prior written notice to the Loan Parties, each Loan Party shall permit any authorized representatives of Agent to visit, audit and inspect any of the properties of such Loan Party and its Subsidiaries, during regular business hours, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their Financial Statements, affairs, finances, operations and business with its and their officers and management and use reasonable efforts to arrange for discussions with their certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested (collectively a “Field Review”); provided, that, upon the occurrence and continuance of an Event of Default, Agent shall not be required to provide any notice to the Loan Parties prior to the performance of a Field Review; provided further, that, so long as no Default or Event of Default has occurred and is continuing, Borrowers shall only be obligated to reimburse Agent for two (2) Field Reviews during any calendar year. Upon the occurrence and continuance of an Event of Default, representatives of each Lender will be permitted to accompany representatives of Agent during each Field Review at the expense of Borrowers. Borrowers agree to pay all fees and expenses of the firm or individual(s) engaged by Agent to perform audits of Borrowers’ assets and/or operations (to the extent relating to Borrowers’ Financial Statements or Collateral). Notwithstanding the foregoing, if Agent uses its internal auditors to perform any such audit, Borrowers agree to pay to Agent, for its own account, an audit fee with respect to each such audit equal to $1,000 per internal auditor per day or any portion thereof together with all out of pocket expenses. In addition to Field Reviews, and the other items described above, upon the election of Agent, Agent may obtain, at Borrowers’ expense, a Fiscal Quarterly determination report (“Independent Determination Report”) by an independent third-party firm, that has reasonable industry or collateral experience, retained by Agent and satisfactory to Agent after consultation with Borrowing Agent, to confirm that the determination of Estimated Remaining Proceeds included in the Borrowing Base for the last Fiscal Month in such Fiscal Quarter is not unreasonable in any material respect, which Independent Determination Report shall be in a form reasonably satisfactory to Agent; provided, that, upon the occurrence and continuance of an Event of Default, Agent shall be entitled to obtain, at Borrowers’ expense, such Independent Determination Reports from time to time as frequently as requested by Agent. Agent shall provide Borrowing Agent the opportunity to review, comment and confer with the subject third-party firm on drafts of each Independent Determination Report and to discuss same with Agent prior to finalization of such Independent Determination Report. Each Loan Party shall reasonably cooperate with Agent and the subject firm in preparing each Field Review and Independent Determination Report requested by Agent. In addition to the foregoing, key management personnel of US Borrower shall participate in a meeting with Agent and Lenders at least once during each calendar year and upon the occurrence and continuance of an Event of Default, at such other times as are requested by Agent and Lenders, which meeting shall be held at such time and such place as may be reasonably requested by Agent and Lenders. In addition to the foregoing, the Loan Parties shall deliver to Agent, (x) no later than January 31, 2015, a liquidation analysis of the Asset Pools (an “AP Analysis”) prepared by a third-party reasonably acceptable to Agent; and (y) additional AP Analyses as may be requested by the Agent from time to time; provided, however, that so long as no Default or Event of Default shall be in existence, Agent may not require more than one AP Analysis in any calendar year.
3.    Conditions of Effectiveness. This Amendment shall become effective on the date that Agent shall have received:
(a)    ten (10) copies of this Amendment executed by Borrowing Agent, Agent and the Required Lenders, and consented and agreed to by Borrowers and Guarantors;

(b)    Evidence satisfactory to Agent that the execution, delivery and performance of this Amendment has been duly authorized and executed by each Loan Party; and
(c)    Payment of a an amendment fee to Agent for the benefit of each Lender that executes and delivers their signature page to this Amendment on or before November 10, 2014, in an amount equal to 20 bps (0.20%) of each such Lender’s Revolving Loan Commitment.
4.    Representations and Warranties. Each Loan Party hereby represents and warrants as follows:
(a)    This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.
(b)    Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
(c)    No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.
(d)    No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.
5.    Effect on the Loan Agreement.
(a)    Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)    Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
6.    Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.    Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
Borrowing Agent:

SQUARETWO FINANCIAL CORPORATION, as Borrowing Agent

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

Agent:

ALLY BANK (successor to Ally Commercial Finance LLC), as Agent and Canadian Agent

By:	/s/ George Grieco
Name:	George Grieco
Title:	Senior Managing Director - Ally Corporate Finance

Lenders:

ALLY BANK (successor to Ally Commercial Finance LLC), as a Lender

By:	/s/ George Grieco
Name:	George Grieco
Title:	Senior Managing Director - Ally Corporate Financce

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Laura Warner
Name:	Laura Warner
Title:	Director

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

Signature Page to Amendment No. 6

ING CAPITAL LLC, as a Lender

By:	/s/ Bill Beddingfield
Name:	Bill Beddingfield
Title:	Managing Director

By:	/s/ Lia Cornejo
Name:	Lia Cornejo
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Juli K. Van Hook
Name:	Juli K. Van Hook
Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Greg Vollmer
Name:	Greg Vollmer
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

By:	/s/ Michael Zion
Name:	Michael Zion
Title:	Vice President

Signature Page to Amendment No. 6

FIRSTMERIT BANK, as a Lender

By:	/s/ Tim Daniels
Name:	Tim Daniels
Title:	Senior Vice President

AMALGAMATED BANK, as a Lender

By:	/s/ Michael LaManes
Name:	Michael LaManes
Title:	First Vice President

TRANSPORTATION ALLIANCE BANK INC., DBA TAB BANK, as a Lender

By:	/s/ Curt Queyrouze
Name:	Curt Queyrouze
Title:	Chief Credit Officer

Signature Page to Amendment No. 6

Acknowledged, agreed and consented to by the following Loan Parties:

SQUARETWO FINANCIAL CORPORATION,
as US Borrower and as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

CACH, LLC
CACH OF NJ, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC.,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

Signature Page to Amendment No. 6

PREFERRED CREDIT RESOURCES LIMITED,
as Canadian Borrower and as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

CA HOLDING, INC., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President & CEO

CCL FINANCIAL INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

SQUARE TWO FINANCIAL CANADA CORPORATION, as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President & CEO

SQUARETWO FINANCIAL SERVICES CORPORATION, as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President

Signature Page to Amendment No. 6